SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549


                                 FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of report (Date of earliest event reported) October 4, 1996

            WINTHROP MIAMI ASSOCIATES LIMITED PARTNERSHIP
        (Exact Name of Registrant as Specified in Its Charter)

                               Delaware
             (State or Other Jurisdiction of Incorporation)

           33-45291                        04-3131735
   (Commission File Number)         (I.R.S. Employer Identification No.)

    One International Place, Boston, Massachusetts                 02110
      (Address of Principal Executive Offices)                  (Zip Code)

                              (617) 330-8600
           (Registrant's Telephone Number, Including Area Code)

                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)



Item 4.  Changes in Registrant's Certifying Accountant

	KPMG Peat Marwick LLP was previously the principal accountants of the Registrant. On October 4, 1996, KPMG Peat Marwick LLP's appointment as principal accountants was terminated and Deloitte & Touche LLP was engaged as its principal accountants. The decision to change accountants was approved by the Registrant's managing general partner's directors. The Registrant did not consult Deloitte & Touche LLP regarding any matters or events set forth in Item 304(a)(2) of Regulation S-B prior to October 4, 1996.

	In connection with the audits of the two fiscal years ended December 31, 1995, and the subsequent interim period through October 4, 1996, there were no disagreements with KPMG Peat
Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

	The audit reports of KPMG Peat Marwick LLP on the consolidated financial statements of the Registrant as of and for the years ended December 31, 1995 and 1994, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except KPMG Peat Marwick LLP auditors' report on the consolidated financial statements of the Registrant as of and for the years ended December 31, 1995 and 1994 contained a separate paragraph stating

"The accompanying consolidated financial statement and financial statement schedules were prepared assuming the Partnership will continue as a going concern. As discussed in Note 5 to the consolidated financial statements, in December 1995, a general partner of the Operating Partnerships received a notice from the mortgage lender that a net worth deficiency existed as defined under the terms of the mortgage agreement. If this net worth deficiency is not cured and an event of default results, the mortgage lender has the option, among other remedies, to demand immediate repayment of the Permanent Loan and accrued interest payable. It is uncertain whether the general partner can cure the net worth deficiency or repay all amounts due under the Permanent Loan. This matter raises substantial doubt about the Partnership's ability to continue as a going concern. Management's plans regarding this matter are also described in Note 5. The consolidated financial statements and financial statement schedules do not include any adjustments that might result from the outcome of this uncertainty."


	Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits

    (c)  Exhibits

         16.   Letter dated October 10, 1996 from KPMG Peat
Marwick LLP.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 10 day of October, 1996.

                  WINTHROP MIAMI ASSOCIATES LIMITED PARTNERSHIP

                  By:   One International Associates, L.P.
                        Its Sole General Partner

                        By:  One International, Inc.
                             its sole General Partner

                             By: /s/ Michael L. Ashner
                                     Michael L. Ashner
                                     Chief Executive Officer



                         EXHIBIT INDEX



    Exhibit                                                  Page


16.  Letter from KPMG Peat Marwick LLP dated                  5
     October 10, 1996


                                                   Exhibit 16


[Letterhead of KPMG Peat Marwick LLP]


								October 10, 1996


Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for Winthrop Miami Associates Limited Partnership and subsidiaries and, under the date of March 15, 1996, we reported on the consolidated financial statements of Winthrop Miami Associates Limited Partnership as of and for the years ended December 31, 1995 and 1994. On October 4, 1996, our appointment as principal accountants was terminated. We have read the statements of Winthrop Miami Associates Limited Partnership included under Item 4 of its Form 8-K dated October 10, 1996, and we agree with such statements, except:

(1) we are not in a position to agree or disagree with the statement that the change in principal accountants was approved by the managing general partner's directors; and
(2) we are not in a position to agree or disagree with the statement that the registrant did not consult Deloitte & Touche LLP regarding any matters or events set forth in Item 304(a)(2) of Regulation S-B prior to October 4,1996.

                               Very truly yours,


                               KPMG Peat Marwick LLP
                               Boston, Massachusetts